Exhibit 99.2

www.huntcompaniesfinancetrust.com Hunt Companies Finance Trust Q1 2020 Earnings Supplemental May 2020 DRAFT

Disclaimer This presentation, any related webcast/conference call, and other oral statements made by our representatives from time to time may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT” or the “Company”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report for fiscal year 2019 on Form 10 - K and other periodic filings with the Securities and Exchange Commission (“SEC”), when evaluating these forward - looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID - 19 outbreak. It is not possible to predict or identify all such risks. Additional information concerning these and other risk factors are contained in our 2019 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures within the meaning of Item 10(e) of Regulation S - K, as promulgated by the SEC. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our financials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results contained herein should be carefully evaluated . 2

Company Overview 3 Strength of Ownership / Sponsorship Access to Extensive Loan Origination Platform Experienced Management Team Real estate investment trust focused on transitional multifamily and other commercial real estate loans or securitizations Externally managed by OREC Investment Management, a subsidiary of ORIX Corporation USA Strong focus on middle - market multifamily sector Emphasis on floating - rate investments Strategy Well Positioned for Current Market Environment KEY INVESTMENT HIGHLIGHTS Strong Credit and Asset Management Capabilities

Business Update 4 PORTFOLIO ▪ No hospitality assets and limited retail exposure ▪ LIBOR Floors on 100% of our loans that are “in the money” ▪ 100% of the loans in our CRE investment portfolio made their April payments ▪ With regards to May payment activity, as of May 11th we have received payments on 95% of the portfolio, or 49 out of 51 loans ▪ Borrowers on the remaining two loans for which we have not yet received payment were granted a seven - day grace period to May 13, 2020 ▪ We currently expect to receive payment from these borrowers on May 13, 2020 CLO FINANCING ▪ We currently do not finance any of our assets with repurchase facilities and, as such, we are not subject to margin calls ▪ Existing CLOs provide non mark - to - market financing LIQUIDITY ▪ To date, w e have not experienced any material adverse liquidity impacts due to COVID - 19 ▪ Cash of $9.0 million as of May 11 th , 2020 vs. $10.9 million as of December 31, 2019 LENDING ENVIRONMENT ▪ Due to volatility, economic uncertainty, and challenges with obtaining third party reports, we have taken a measured approach to new originations in recent weeks ▪ W e will continue to be thoughtful, patient and opportunistic in our evaluation of CRE debt investment opportunities for HCFT ▪ We expect that prepayments of loans in the existing portfolio will be slower than historic averages until economic uncertainty subsides

Q1 2020 Key Updates 5 FINANCIAL RESULTS ▪ Q1 2020 GAAP Net Income of $1.55 million, or $0.06 per share. ▪ Q1 2020 Core Earnings of $2.21 million, or $0.09 per share. ▪ Q1 2020 Book V alue P er S hare of $4.57 HIGHLIGHTS ▪ During Q1 2020, the Company acquired $38.6 mm of new loans and participations at a weighted average spread of LIBOR + 3.05% ▪ The weighted - average LIBOR floor of the Q1 acquisitions was 1.77% ▪ 99.9% of the new acquisitions were multifamily assets ▪ The Company experienced $34.5 mm of loan payoffs during the quarter INVESTMENT PORTFOLIO OVERVIEW ▪ As of 3/31/2020, 99.7% of HCFT’s investment portfolio consisted of floating - rate CRE loans ▪ The $639.4 million CRE loan portfolio had a weighted average remaining term of 19 months (1) and a weighted average coupon of L + 3.55% ▪ The portfolio had a weighted - average LIBOR floor of 1.60% ▪ Over 90% of the portfolio was multifamily ▪ The Company’s only remaining legacy investment consists of $1.8 million of mortgage servicing rights CAPITALIZATION ▪ The floating - rate CRE loan portfolio is financed with $510.2 million of investment grade notes issued through two CRE CLOs ▪ As of 3/31/2020, the Company had $11.3 million of unrestricted cash and $6.9 million of CLO reinvestment capacity Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 44 months

Q1 2020 Earnings Summary 6 Summary Income Statement (thousands) Three Months Ended March 31, 2020 Net interest income $4,176 Total other income (loss) (684) Operating expenses (2,167) Preferred dividends (4) (Provision for) benefit from income taxes 227 Net income attributable to common stockholders $1,548 Reclassification adjustment for net gain (loss) included in net income 0 Comprehensive income attributable to common stockholders $1,548 Weighted average shares outstanding during the period 24,911,483 Net income per share $0.06 Comprehensive income per share $0.06 GAAP Comprehensive Income to Core Earnings Reconciliation (thousands) Three Months Ended March 31, 2020 Comprehensive income attributable to common stockholders $1,548 Adjustments: Unrealized losses (gains) on mortgage servicing rights 878 Recognized compensation expense related to restricted stock 8 Provision for (benefit from) income taxes (227) Core earnings (2) $2,207 Weighted average shares outstanding during the period 24,911,483 Core earnings per share $0.09 Dividends per share $0.075 Note: (1) Net economic losses (gains) includes unrealized gains/losses and realized gains/losses attributable to legacy assets (2) See Appendix for definition of Core E arnings per the Management Agreement

Q1 2020 Balance Sheet Summary 7 Balance Sheet (thousands) Q1 2020 Commercial mortgage loans held - for - investment $639,366 Mortgage servicing rights, at fair value 1,822 Cash and cash equivalents 11,334 Restricted cash (1) 6,914 Other assets 4,580 Total assets $664,017 Collateralized loan obligations (2) $506,417 Credit facility 39,427 Other liabilities 4,110 Total liabilities $549,953 Total equity $114,064 Total liabilities / Total equity 4.82x Book Value Per Share $4.57 Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets (2) Outstanding notional amount of bonds issued from both CLOs is $510 million. For GAAP purposes, these liabilities are carr ied at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs

Operating Performance Trending 8 Comprehensive Income & Core Earnings Per Share of Common Stock Book Value Per Share - $0.09 $0.06 $0.08 $0.05 $0.06 $0.07 $0.09 $0.10 $0.06 $0.09 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Comprehensive Income/Share Core Earnings/Share $4.61 $4.60 $4.61 $4.59 $4.57 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020

Q1 2020 Summary of Investment Portfolio 9 Floating 99.7% Fixed 0.3% First Mortgages 99.7% Residential MSRs 0.3% Investment Portfolio as of March 31, 2020 (thousands) UPB / Notional Net Carrying Value Weighted Average Coupon Weighted Average Remaining Term (months) Weighted Average LTV at Loan Origination Weighted Average Stabilized LTV at Loan Origination First Mortgages $639,366 $639,366 L + 3.55% 19 (1) 73.95% 70.01% Residential MSRs $315,173 $1,822 0.25% 281 (2) Total $954,539 $641,188 Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 44 months (2) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying res ide ntial loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining lif e of the portfolio to be less than 281 months Investment Type Interest Rate Type $641.2 million $641.2 million

Multifamily , $38.6 , 99.9% Retail , $0.1 , 0.1% Q1 2020 CRE Loan Portfolio Activity 10 $635.3 $38.6 $(34.5) $639.4 Q4 2019 Portfolio Fundings / Acquisitions Pay-offs / Sales Q1 2020 Portfolio Net Funding Activity (1) Q1 2020 Loan Acquisitions (1) ▪ The CRE loan portfolio increased by $4.1 million in Q1 ▪ The Company acquired $31.9 million of loans at par from an affiliate of the Manager and funded an additional $6.7 million of future funding participations ▪ The Company experienced $34.5 million of payoffs $38.6 million Note: (1) $ In millions

Q1 2020 CRE Loan Portfolio Snapshot 11 Geographic Concentration (1) Property Type (1) ▪ As of 3/31/2020, the Company owned a portfolio of floating - rate CRE loans with an aggregate UPB of $639 million ▪ As of 3/31/2020, all loans were current Note: (1) $ In millions TX , $210.3 , 33% IL , $82.5 , 13% VA , $49.4 , 8% MD , $38.8 , 6% GA , $38.1 , 6% Other States , $220.2 , 34% $639.4 million Multi - Family , $577.7 , 90% Retail , $35.2 , 5% Office , $17.9 , 3% Mixed Use , $4.4 , 1% Self Storage , $4.2 , 1% $639.4 million

76.8% 6.1% 17.2% CLO Financing Term Loan Common Equity $664.50 million (4) Capital Structure Overview 12 Capital Structure Composition Capital Structure Detail Note: (1) CLO financing shown at par value. GAAP carrying value of $506.4 million includes $1.1 million of unamortized discounts for Hu nt CRE 2017 - FL1 and $2.7 million of unamortized debt issuance costs for Hunt CRE 2018 - FL2 (2) Term loan shown at par value. GAAP carrying value of $39.4 million includes $0.8 million of unamortized debt issuance cos ts (3) Noncontrolling interest was $99,500 as of 3/31/2020 and is included in common equity above (4) HCFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconcil iation to GAAP Match Term Non - Recourse Financing ($ in mm) Amount ($) Collateralized Loan Obligations Rate Advance Rate Amount Hunt CRE 2017-FL1(1) L + 1.38% 83.3% $290.7 Hunt CRE 2018-FL2(1) L + 1.44% 77.0% $219.4 Total Collateralized Loan Obligations L + 1.41% $510.2 Credit Facilities Term Loan(2) 7.25% $40.3 Total Debt $550.4 Equity Book Value of Common Equity(3) $114.1 Total Capitalization(4) $664.5

Interest Rate Sensitivity as of March 31, 2020 13 Floating Rate Assets (1) $639 Floating Rate Liabilities (2) - $510 Net Exposure $129 $5,090 $3,815 $2,540 $1,264 - $873 - $1,735 - $2,464 - $2,603 -100 bps -75 bps -50 bps -25 bps +0 bps +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans (2) Comprised of outstanding securitization notes in the CRE CLOs (3) Assumes starting one - month LIBOR rate of 0.99288%

14 Appendix

3/31/2020 CRE Loan Portfolio Details 15 Continued on the following page Note: (1) All loan spreads are indexed to one - month LIBOR (2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan m odifications and is not reflective of any changes in value which may have occurred subsequent to the origination date # Loan Name Closing Date Maturity Date Property Type City State Current Balance Note Spread (1) Initial Term (months) As-Is LTV at Origination (2) 1 Loan 1 6/5/2018 6/4/2021 Multi-Family Palatine IL 35,625,000 4.30% 37 68.50% 2 Loan 2 11/30/2018 12/6/2020 Multi-Family Various Various 35,125,383 4.05% 25 70.39% 3 Loan 3 7/9/2018 8/6/2021 Multi-Family Baltimore MD 33,084,274 3.25% 37 77.59% 4 Loan 4 8/8/2018 8/6/2021 Multi-Family Dallas TX 32,526,660 3.65% 36 81.23% 5 Loan 5 11/22/2019 8/6/2022 Multi-Family Virginia Beach VA 26,500,000 2.75% 33 77.10% 6 Loan 6 5/18/2018 6/4/2021 Multi-Family Woodridge IL 25,355,116 3.75% 37 76.43% 7 Loan 7 1/15/2020 7/6/2022 Multi-Family Chattanooga TN 24,180,000 2.95% 30 80.60% 8 Loan 8 12/10/2019 7/6/2022 Multi-Family San Antonio TX 23,938,421 3.15% 31 71.90% 9 Loan 9 5/31/2018 6/6/2021 Multi-Family Omaha NE 20,853,067 3.70% 37 77.26% 10 Loan 10 11/26/2019 12/6/2021 Multi-Family Doraville GA 20,000,000 2.75% 25 76.10% 11 Loan 11 12/6/2018 12/6/2021 Multi-Family Greensboro NC 18,323,572 3.35% 37 79.78% 12 Loan 12 12/28/2018 1/6/2022 Retail Austin TX 18,000,000 3.90% 37 71.40% 13 Loan 13 7/10/2019 8/6/2022 Multi-Family Amarillo TX 17,693,931 2.90% 37 76.37% 14 Loan 14 12/28/2018 1/6/2022 Retail Austin TX 17,172,623 4.10% 37 60.50% 15 Loan 15 3/13/2019 4/6/2022 Multi-Family Baytown TX 16,707,856 3.10% 37 80.47% 16 Loan 16 6/28/2018 7/6/2021 Multi-Family Greenville SC 15,245,253 3.90% 37 76.29% 17 Loan 17 8/29/2019 8/6/2022 Multi-Family Carrollton TX 14,201,707 3.40% 36 72.50% 18 Loan 18 7/23/2018 8/6/2021 Office Chicago IL 12,828,794 3.75% 37 72.74% 19 Loan 19 5/24/2018 6/6/2021 Multi-Family Austin TX 12,257,454 3.55% 37 80.22% 20 Loan 20 8/8/2019 8/6/2022 Multi-Family Fort Worth TX 11,541,848 3.00% 36 75.83% 21 Loan 21 1/9/2018 2/6/2021 Multi-Family North Highlands CA 10,158,934 3.95% 37 79.03% 22 Loan 22 3/29/2019 4/6/2021 Multi-Family Portsmouth VA 10,000,000 3.25% 25 61.35% 23 Loan 23 5/25/2018 6/6/2021 Multi-Family Phoenix AZ 9,794,371 3.90% 37 69.41% 24 Loan 24 10/9/2018 11/6/2020 Multi-Family Dallas TX 9,247,423 3.65% 25 78.35% 25 Loan 25 9/11/2019 10/6/2022 Multi-Family Orlando FL 9,135,000 2.80% 37 69.20%

3/31/2020 CRE Loan Portfolio Details 16 Note: (1) All loan spreads are indexed to one - month LIBOR (2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan m odifications and is not reflective of any changes in value which may have occurred subsequent to the origination date # Loan Name Closing Date Maturity Date Property Type City State Current Balance Note Spread (1) Initial Term (months) As-Is LTV at Origination (2) 26 Loan 26 3/12/2018 4/6/2021 Multi-Family Waco TX 9,112,000 4.75% 37 72.90% 27 Loan 27 2/15/2018 3/6/2021 Multi-Family Atlanta GA 9,047,396 4.25% 37 80.21% 28 Loan 28 12/13/2019 1/6/2022 Multi-Family Seattle WA 9,000,000 2.85% 25 29.40% 29 Loan 29 8/30/2018 9/6/2021 Multi-Family Blacksburg VA 8,675,645 3.85% 37 66.55% 30 Loan 30 1/18/2019 2/6/2021 Multi-Family Philadelphia PA 8,238,438 3.95% 25 71.31% 31 Loan 31 8/7/2018 9/6/2021 Multi-Family Birmingham AL 8,235,825 3.50% 38 78.01% 32 Loan 32 2/23/2018 3/6/2021 Multi-Family Little Rock AR 8,070,000 4.25% 37 81.29% 33 Loan 33 11/13/2019 12/6/2021 Multi-Family Holly Hill FL 7,780,000 2.90% 25 77.80% 34 Loan 34 1/13/2020 2/6/2022 Multi-Family Fort Lauderdale FL 7,760,000 3.15% 25 78.40% 35 Loan 35 6/10/2019 7/6/2022 Multi-Family San Antonio TX 6,525,817 3.40% 37 77.70% 36 Loan 36 12/9/2019 1/6/2022 Multi-Family Fort Worth TX 6,230,000 3.15% 25 77.70% 37 Loan 37 3/29/2019 4/6/2021 Multi-Family Raleigh NC 5,992,424 3.50% 25 79.03% 38 Loan 38 8/28/2019 8/6/2022 Multi-Family Austin TX 5,955,483 3.25% 36 69.90% 39 Loan 39 6/22/2018 7/6/2021 Multi-Family Chicago IL 5,900,550 4.10% 37 80.53% 40 Loan 40 11/15/2018 12/6/2020 Multi-Family Glen Burnie MD 5,682,442 3.75% 25 76.03% 41 Loan 41 5/22/2019 6/6/2022 Multi-Family Tampa FL 5,450,000 3.50% 37 65.70% 42 Loan 42 11/30/2018 11/6/2021 Office Decatur GA 5,036,066 4.10% 36 56.80% 43 Loan 43 6/10/2019 7/6/2022 Multi-Family San Antonio TX 4,952,000 2.90% 37 62.92% 44 Loan 44 6/12/2017 7/6/2020 Multi-Family Winston-Salem NC 4,675,000 5.95% 37 77.16% 45 Loan 45 12/13/2019 1/6/2022 Multi-Family Jacksonville FL 4,644,560 2.90% 25 74.90% 46 Loan 46 6/29/2018 7/6/2020 Mixed Use Washington DC 4,404,365 4.65% 25 73.31% 47 Loan 47 5/31/2019 6/6/2022 Multi-Family Austin TX 4,275,035 3.50% 37 74.09% 48 Loan 48 11/12/2019 12/6/2021 Self-Storage Chesapeake VA 4,225,000 3.15% 25 64.50% 49 Loan 49 12/13/2019 1/6/2022 Multi-Family Marietta GA 4,010,000 3.00% 25 77.90% 50 Loan 50 10/10/2018 11/6/2020 Multi-Family Philadelphia PA 3,155,897 4.60% 25 79.64% 51 Loan 51 6/5/2018 6/4/2021 Multi-Family Palatine IL 2,835,667 4.30% 37 68.50% Total / Average 639,366,297 3.55% 34 73.95%

Consolidated Balance Sheets 17

Consolidated Statements of Income 18

Reconciliation of GAAP to Core Earnings 19 GAAP to Core Earnings Reconciliation Three months Ended March 31, 2020 Reconciliation of GAAP to non-GAAP Information Net Income (loss) attributable to common shareholders 1,547,921$ Adjustments for non-core earnings Unrealized (Gain) Loss on mortgage servicing rights 877,749 Subtotal 877,749 Other Adjustments Recognized compensation expense related to restricted common stock 7,882 Adjustment for (provision for) income taxes (226,521) Subtotal (218,639) Core Earnings 2,207,031$ Weighted average shares outstanding - Basic and Diluted 24,911,483 Core Earnings per weighted share outstanding - Basic and Diluted 0.09$

Detailed Walk of Capitalization 20 (in 000's) 3/31/2020 Total GAAP liabilities and stockholders' equity $664,017 Adjustments for Capitalization ( - ) Accrued interest payable (564) ( - ) Dividends payable (1,874) ( - ) Fees and expenses payable to Manager (1,013) ( - ) Other accounts payable and accrued expenses (658) ( + ) Other capitalized financing & issuance costs 4,588 HCFT Capitalization $664,469

Key Definitions “ Core Earnings ” means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company’s Subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non - cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non - cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company’s board of directors and approval by a majority of the Company’s independent directors. “ Stockholder’s Equity ” means: (a) the sum of the net proceeds from any issuances of the Company’s equity securities (excluding preferred securities solely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Agreement) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company’s retained earnings at the end of such fiscal quarter (without taking into account any non - cash equity compensation expense or other non - cash items described below incurred in current or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d) excluding (i) any unrealized gains, losses or other non - cash items that have impacted the Company’s Stockholders’ Equity as reported in the Company’s financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (ii) adjustments relating to one - time events pursuant to changes in GAAP and certain other noncash charges after discussions with the Company’s board of directors and approval by a majority of the Company’s independent directors. 21

22